November 10, 2004

IMPORTANT NOTICE REGARDING THE MICRO CAP EQUITY FUND: THIS SUPPLEMENT TO THE FUND’S PROSPECTUS DATED SEPTEMBER 30, 2004 OUTLINES CHANGES TO THE FUND’S AVAILABILITY.

Dear Gartmore Micro Cap Equity Fund Shareholder:

At Gartmore, we believe that it is in the best interest of our shareholders to limit the amount of assets in certain investment styles. Due to the strong performance of the Gartmore Micro Cap Equity Fund, significant asset inflows have entered the Fund during 2004. Given the liquidity concerns inherent with the micro-cap area of the market, we have determined that, based on current market conditions, we can most effectively manage approximately $300 million in assets, which includes the mutual fund as well as unregistered micro-cap accounts managed by Gartmore. This letter is a supplement to the prospectus for Micro Cap Equity Fund dated September 30, 2004.

As of Nov. 30, 2004, all share classes of the Gartmore Micro Cap Equity Fund (Class A: GMEAX; Class B: GMEBX; Class C: GMECX) will be closed to new accounts, including any exchanges from other Gartmore mutual funds. However, we reserve the right to accept purchases from institutions that already have expressed the intent to use this Fund in their asset allocation programs or fund of funds products.

Existing shareholders—as of close-of-business on that date—will be allowed to continue to invest in the Fund both directly and through exchanges from other Gartmore funds, as well as through dividend and capital gain reinvestments. Gartmore will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point. This includes the Gartmore Optimal Allocations Fund: Specialty and Gartmore Optimal Allocations Fund: Aggressive that have allocations in this Fund. Please contact your investment professional for more information about these Funds.

We value your participation as a Gartmore Funds shareholder and appreciate your investment in the Micro Cap Equity Fund.

For more information on this Fund, or other Gartmore funds, please call shareholder services, 800-848-0920.

Gerald Holland

Chief Administrative Officer

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE

GARTMORE MUTUAL FUNDS

Gartmore Micro Cap Equity Fund
Prospectus Supplement dated November 10, 2004
to Prospectus dated September 30, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectuses.

As of November 30, 2004, all share classes of the Gartmore Micro Cap Equity Fund (the “Fund”) will be closed to new accounts, including any exchanges from other Gartmore mutual funds. However, Gartmore reserves the right to accept purchases from institutions that already have expressed the intent to use this Fund in their asset allocation programs or fund of funds products.

Existing shareholders — as of close-of-business on November 30, 2004 — will be allowed to continue to invest in the Fund both directly and through exchanges from other Gartmore funds, as well as through dividend and capital gain reinvestments. Gartmore will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point. These policies concerning existing shareholders apply to the Gartmore Optimal Allocations Fund: Specialty and Gartmore Optimal Allocations Fund: Aggressive both of which provide for allocations to the Fund. Please contact your investment professional for more information about these other Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.